UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 15, 2007 (June 14, 2007).

LIFE PARTNERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State of incorporation)

0-7900 (Commission File Number)	74-2962475 (I.R.S. Employer ID no.)

204 Woodhew Waco, Texas (Address of Principal Executive Offices)	76712 (Zip Code)

Issuer’s telephone number, including area code: 254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) attaches a press release as Exhibit 99.1, which replaces the press release filed as Exhibit 99.1 in the Current Report on Form 8-K (the “Initial Report”) that we filed on June 14, 2007.

Item 2.02. Results of Operations and Financial Condition

On June 14, 2007, Life Partners Holdings, Inc. (“Life Partners”) issued a press release announcing its first quarter financial results, a copy of which is attached as an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2007

Life Partners Holdings, Inc.

By: /s/ Nina Piper
___________________________________
Nina Piper
Principal Accounting Officer

EXHIBIT INDEX
DESCRIPTION OF EXHIBIT

Number	Description	Page
99.1	Press release dated June 14, 2007	4